Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2011, as amended (the “Report”), I, C.R. Cloutier, President and Chief Executive Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2012

                           /s/ C. R. Cloutier

                            C.R. Cloutier
                            President and Chief Executive Officer